UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-02857

Name of Fund:  BlackRock High Income Fund of BlackRock Bond Fund, Inc.

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  Donald C. Burke, Chief Executive
       Officer, BlackRock High Income Fund of BlackRock Bond Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 09/30/2007

Date of reporting period: 10/01/2006 - 09/30/2007

Item 1 -   Report to Stockholders


EQUITIES   FIXED INCOME   REAL ESTATE   LIQUIDITY   ALTERNATIVES
BLACKROCK SOLUTIONS


BlackRock High Income Fund
OF BLACKROCK BOND FUND, INC.


ANNUAL REPORT    SEPTEMBER 30, 2007


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE


This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


BlackRock Bond Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


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BlackRock High Income Fund of BlackRock Bond Fund, Inc.


Table of Contents                                                  Page

A Letter to Shareholders                                              3
Annual Report:
Fund Summary                                                          4
About Fund Performance                                                6
Disclosure of Expenses                                                6
Financial Statements:
   Schedule of Investments                                            7
   Statement of Assets and Liabilities                               14
   Statement of Operations                                           15
   Statements of Changes in Net Assets                               16
Financial Highlights                                                 17
Notes to Financial Statements                                        21
Report of Independent Registered Public Accounting Firm              26
Important Tax Information                                            26
Officers and Directors                                               27
Proxy Results                                                        28
Portfolio Summary                                                    28
BlackRock Fund Information                                           29
Mutual Fund Family                                                   31



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2007



A Letter to Shareholders


Dear Shareholder

The September reporting period took financial markets on a wild ride. While subprime mortgage woes dominated headlines for much of 2007, troubles intensified in the final months of the period, spawning a widespread "credit crunch" that crept into other areas of the market. The U.S. Federal Reserve Board (the "Fed") and other countries' central banks stepped in to inject liquidity into the markets and bolster investor confidence. The Fed cut the discount rate, the rate banks pay to borrow money directly from the Fed, from 6.25% to 5.25% in two moves in August and September. The central bankers also cut the more widely followed federal funds target rate, which had remained unchanged at 5.25% for over a year, to 4.75% in September. After a tumultuous summer, the dust began to settle toward period-end amid speculation that the worst of the credit crunch had passed.

Although heightened volatility and a weakening U.S. economy have been recurring themes throughout the past year, equity markets have displayed surprising resilience. Most recently, the credit turmoil dampened corporate merger-and-acquisition activity, a key source of strength for equity markets. However, market fundamentals have held firm, dividend payouts and share buybacks have continued to grow, and valuations remain attractive. These tailwinds generally have prevailed over the headwinds created by the slowing U.S. economy and troubled housing market.

In fixed income markets, mixed economic signals and the credit market debacle resulted in a flight to quality. At the height of the uncertainty, investors shunned bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. The yield on 10-year Treasury issues, which touched 5.30% in June (its highest level in five years), fell to 4.59% by period-end, while prices correspondingly rose.

Against this backdrop, financial markets posted generally positive results for the six-month period, and relatively stronger returns for the full year ended September 30, 2007:



Total Returns as of September 30, 2007                                              6-month      12-month
U.S. equities (S&P 500 Index)                                                         +8.44%      +16.44%
Small cap U.S. equities (Russell 2000 Index)                                          +1.19       +12.34
International equities (MSCI Europe, Australasia, Far East Index)                     +8.72       +24.86
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                              +2.31       + 5.14
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                        +1.15       + 3.10
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)      +0.56       + 7.62

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.


As you navigate market volatility, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to view "What's Ahead in 2007: Third Quarter Update" and "Are You Prepared for Volatility?" at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


/s/ Robert C. Doll, Jr.
-----------------------
Robert C. Doll, Jr.
Vice Chairman, BlackRock, Inc.


THIS PAGE NOT PART OF YOUR FUND REPORT



Fund Summary


Portfolio Management Commentary


   How did the Fund perform?

*  Fund returns for the year were generally competitive with the benchmark.

   What factors influenced performance?

* The first eight months of the fiscal year were relatively uneventful in comparison to the final four. Bond yields rose sharply (and prices fell) in early June, with the 10-year Treasury yield touching 5.33%, its highest level since 2001. This was largely based on stronger-than-expected economic readings, which led investors to believe that the Federal Reserve Board (the "Fed") would keep short-term interest rates on hold for some time. Just weeks later, perceptions changed dramatically amid escalating troubles in the subprime mortgage market.

* Financial markets were highly volatile as fears spread about which investments might have exposure to the subprime segment. The liquidity of mortgage-backed securities began drying up, which led to a wider liquidity crisis as banks restricted their short-term lending. The Fed and other countries' central banks stepped in to inject liquidity into the markets and bolster investor confidence. The Fed cut the discount rate from 6.25% to 5.25% and the federal funds rate from 5.25% to 4.75% in an effort to offset deteriorating credit conditions in the housing market and help prevent any negative spillover in the economy.

* The high yield market posted positive returns for most of the period before experiencing a downturn in June through August. The flight to safety that accompanied the market turmoil this summer hurt the high yield sector, while benefiting Treasury issues. Notably, in September, the high yield market advanced 2.49% as measured by our benchmark, and spreads versus
   10-year Treasury issues narrowed 40 basis points, making it the best month for high yield in over four years.

* Solid security selection was seen in the media (non-cable), paper, packaging, chemicals, housing and industrials sectors. We also saw strong performance from select special situation names. The Fund benefited further from its overweightings in B-rated and CCC-rated bonds.

* Detracting from performance were our underweight positions in the health care, cable and supermarket sectors, as well as an underweight in BB-rated credits.

   Describe recent portfolio activity.

* Changes to the portfolio over the past year included moving to underweight positions in paper, energy, technology and utilities, while adding to our overweight positions in wireless, specialty retail, media and select special situations.

* At period-end, the Fund was overweight in sectors that we believe have pricing power and may benefit from stronger economic growth overseas. These included metals, media (non-cable), specialty retailers, wireless and industrials. Conversely, there were underweights in most consumer-oriented sectors, including autos, housing, food and supermarkets, as well as in utilities and technology.

* The Fund had a higher-than-normal cash position at period-end, which should allow us to take advantage of opportunities presented by the large new-issue calendar. We believe the market remains attractive given low default rates and strong corporate balance sheets.



Fund Profile as of September 30, 2007


                                                      Percent of
Ten Largest Corporate Bond Holdings                    Net Assets

Tenet Healthcare Corp.*                                    2.2%
TL Acquisitions, Inc.*                                     1.5
Freeport-McMoRan Copper & Gold, Inc.*                      1.4
New Page Corp.*                                            1.3
Qwest Corp.*                                               1.3
CCH I LLC                                                  1.2
Paxson Communications Corp.                                1.2
Realogy Corp.*                                             1.1
American Tire Distributors, Inc.                           1.1
Superior Essex Communications LLC                          1.1

 * Includes combined holdings.



                                                      Percent of
Five Largest Industries                                Net Assets

Media                                                     14.8 %
Hotels, Restaurants & Leisure                              5.5
Metals & Mining                                            4.9
Diversified Telecommunication Services                     4.8
Oil, Gas & Consumable Fuels                                4.6

  For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2007



Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in Institutional Shares*++ and Investor A Shares*++ compared to a similar investment in Credit Suisse High Yield Index++++ and Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index++++++. Values illustrated are as follows:


Institutional Shares*++

Date                                             Value

September 1997                                 $10,000.00
September 1998                                 $ 9,403.00
September 1999                                 $ 9,957.00
September 2000                                 $10,184.00
September 2001                                 $ 8,973.00
September 2002                                 $ 8,509.00
September 2003                                 $11,270.00
September 2004                                 $12,693.00
September 2005                                 $13,460.00
September 2006                                 $14,745.00
September 2007                                 $15,888.00


Investor A Shares*++

Date                                             Value

September 1997                                 $ 9,600.00
September 1998                                 $ 8,993.00
September 1999                                 $ 9,500.00
September 2000                                 $ 9,708.00
September 2001                                 $ 8,536.00
September 2002                                 $ 8,058.00
September 2003                                 $10,648.00
September 2004                                 $11,962.00
September 2005                                 $12,679.00
September 2006                                 $13,827.00
September 2007                                 $14,865.00


Credit Suisse High Yield Index++++

Date                                             Value

September 1997                                 $10,000.00
September 1998                                 $ 9,948.00
September 1999                                 $10,340.00
September 2000                                 $10,539.00
September 2001                                 $10,020.00
September 2002                                 $10,305.00
September 2003                                 $13,195.00
September 2004                                 $14,952.00
September 2005                                 $15,896.00
September 2006                                 $17,130.00
September 2007                                 $18,558.00


Lehman Brothers U.S. Corporate High Yield
2% Issuer Cap Index++++++

Date                                             Value

September 1997                                 $10,000.00
September 1998                                 $10,174.00
September 1999                                 $10,468.00
September 2000                                 $10,568.00
September 2001                                 $ 9,995.00
September 2002                                 $ 9,909.00
September 2003                                 $12,828.00
September 2004                                 $14,435.00
September 2005                                 $15,385.00
September 2006                                 $16,498.00
September 2007                                 $17,755.00


     * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

    ++ The Fund invests principally in fixed income securities which are rated in the lower rating categories of the established rating services, or in unrated securities of comparable quality.

  ++++ This unmanaged market-weighted Index, which mirrors the high-yield debt market, is comprised of 423 securities rated BBB or below.

++++++ This unmanaged Index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index. The Fund now uses this Index because it best reflects the Fund's investment strategies.



Performance Summary for the Period Ended September 30, 2007

                                                                           Average Annual Total Returns*

                                                              1 Year                   5 Years                    10 Years
                                         6-Month       w/o sales    w/sales      w/o sales    w/sales      w/o sales   w/sales
                                      Total Returns      charge      charge        charge      charge        charge     charge
Institutional                             -0.07%         +7.75%        --          +13.30%        --         +4.74%        --
Investor A                                -0.18          +7.51       +3.21%        +13.03      +12.11%       +4.47       +4.04%
Investor B                                -0.27          +7.14       +3.14         +12.48      +12.23        +3.95       +3.95
Investor C                                -0.87          +6.55       +5.55         +12.15      +12.15        +3.69       +3.69
Investor C1                               -0.30          +7.07       +6.07         +12.42      +12.42        +3.89       +3.89
Credit Suisse High Yield Index            +0.69          +8.34         --          +12.49        --          +6.38         --
Lehman Brothers U.S. Corporate
  High Yield 2% Issuer Cap Index          +0.56          +7.62         --          +12.37        --          +5.91         --
Merrill Lynch High Yield Master Index     +0.66          +7.66         --          +12.27        --          +6.20         --
Ten-Year U.S. Treasury Securities         +2.76          +4.71         --          + 2.61        --          +5.41         --

 * Assuming maximum sales charges. See "About Fund Performance" on page 6 for a detailed description of share classes, including any related sales charges and fees.
   Past performance is not indicative of future results.



Expense Example

                                           Actual                                               Hypothetical**

                       Beginning           Ending            Expenses          Beginning            Ending           Expenses
                     Account Value     Account Value       Paid During       Account Value      Account Value      Paid During
                     April 1, 2007   September 30, 2007    the Period*       April 1, 2007    September 30, 2007   the Period*
Institutional            $1,000           $999.30             $ 3.39             $1,000           $1,021.51           $ 3.43
Investor A               $1,000           $998.20             $ 4.48             $1,000           $1,020.41           $ 4.53
Investor B               $1,000           $997.30             $ 7.27             $1,000           $1,017.62           $ 7.29
Investor C               $1,000           $991.30             $11.57             $1,000           $1,013.28           $11.70
Investor C1              $1,000           $997.00             $ 7.62             $1,000           $1,017.27           $ 7.69

  * For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.68% for Institutional,
    .90% for Investor A, 1.46% for Investor B, 2.33% for Investor C and 1.53% for Investor C1, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

 ** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

    See "Disclosure of Expenses" on page 6 for further information on how expenses were calculated.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2007



About Fund Performance


   Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C1 and Institutional Shares, respectively. Also effective October 2, 2006, Investor C Shares commenced operations. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

* Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

* Investor A Shares incur a maximum initial sales charge (front-end load) of 4% and a service fee of 0.25% per year (but no distribution fee).

* Investor B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than 10 years reflect this conversion.

* Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. Prior to October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.

* Investor C1 Shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, Investor C1 Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

   Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions, if any, or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the performance tables on page 5 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example on page 5 (which is based on a hypothetical investment of $1,000 invested on April 1, 2007 and held through September 30, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the table on the right is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2007



Schedule of Investments as of September 30, 2007              (in U.S. dollars)


           Face
         Amount   Corporate Bonds                                      Value

Aerospace & Defense--0.7%

USD     875,000   DRS Technologies, Inc., 6.625%
                    due 2/01/2016                                $      864,062
      5,365,000   L-3 Communications Corp., 5.875%
                    due 1/15/2015                                     5,150,400
      1,550,000   TransDigm, Inc., 7.75% due 7/15/2014                1,565,500
      2,120,000   Vought Aircraft Industries, Inc., 8%
                    due 7/15/2011                                     2,072,300
                                                                 --------------
                                                                      9,652,262

Airlines--0.0%

        138,820   Continental Airlines, Inc. Series 1998-1-C,
                    6.541% due 9/15/2009 (n)                            137,431

Auto Components--2.1%

      3,400,000   ArvinMeritor, Inc., 8.125% due 9/15/2015            3,298,000
                  The Goodyear Tire & Rubber Co.:
      1,090,000       9.135% due 12/01/2009 (a)                       1,098,175
      1,960,000       7.857% due 8/15/2011                            1,989,400
      5,862,000       8.625% due 12/01/2011                           6,125,790
      1,550,000       4% due 6/15/2034 (c)                            3,956,375
      4,065,000   Lear Corp., 8.75% due 12/01/2016                    3,821,100
      2,190,000   Metaldyne Corp.,10% due 11/01/2013                  2,080,500
      6,375,000   Tenneco Automotive, Inc., 8.625%
                    due 11/15/2014                                    6,422,813
                                                                 --------------
                                                                     28,792,153

Automobiles--0.3%

      4,500,000   Ford Motor Co., 8.90% due 1/15/2032                 3,712,500

Biotechnology--0.6%

      7,770,000   Angiotech Pharmaceuticals, Inc., 9.371%
                    due 12/01/2013 (a)                                7,964,250

Building Products--1.8%

      7,925,000   Building Materials Corp. of America, 7.75%
                    due 8/01/2014                                     7,172,125
      3,975,000   Goodman Global Holding Co., Inc., 7.875%
                    due 12/15/2012                                    3,905,437
                  Momentive Performance Materials, Inc. (e):
        300,000       9.75% due 12/01/2014                              297,000
     14,525,000       11.50% due 12/01/2016                          14,379,750
                                                                 --------------
                                                                     25,754,312

Chemicals--2.5%

      3,100,000   American Pacific Corp., 9% due 2/01/2015            3,177,500
      3,457,000   Equistar Chemicals LP,10.625% due 5/01/2011         3,612,565
                  Hexion U.S. Finance Corp.:
      3,785,000       9.75% due 11/15/2014                            4,163,500
      1,300,000       10.058% due 11/15/2014 (a)                      1,339,000
      3,750,000   Huntsman International LLC, 7.875%
                    due 11/15/2014                                    3,993,750
      5,965,000   Ineos Group Holdings Plc, 8.50%
                    due 2/15/2016 (e)                                 5,711,487
      3,055,000   Innophos, Inc., 8.875% due 8/15/2014                3,024,450
      2,325,000   MacDermid, Inc., 9.50% due 4/15/2017 (e)            2,243,625
      2,940,000   NOVA Chemicals Corp., 8.484%
                    due 11/15/2013 (a)                                2,881,200
EUR   1,125,000   Rockwood Specialties Group, Inc., 7.625%
                    due 11/15/2014                                    1,588,145
USD   3,600,000   Terra Capital, Inc. Series B, 7% due 2/01/2017      3,510,000
                                                                 --------------
                                                                     35,245,222



           Face
         Amount   Corporate Bonds                                      Value

Commercial Services & Supplies--3.1%

USD   6,000,000   Ashtead Capital, Inc., 9% due 8/15/2016 (e)    $    5,917,500
      2,025,000   Corrections Corp. of America, 6.75%
                    due 1/31/2014                                     2,022,469
      3,690,000   DI Finance Series B, 9.50% due 2/15/2013            3,819,150
        550,000   FTI Consulting, Inc., 7.75% due 10/01/2016            569,250
      2,750,000   Mobile Services Group, Inc., 9.75%
                    due 8/01/2014 (e)                                 2,750,000
      6,225,000   Quebecor World Capital Corp., 8.75%
                    due 3/15/2016 (e)                                 5,649,188
      2,500,000   Quebecor World, Inc., 9.75% due 1/15/2015 (e)       2,393,750
      5,610,000   Sally Holdings LLC,10.50% due 11/15/2016            5,610,000
     11,455,000   West Corp.,11% due 10/15/2016                      12,027,750
      2,625,000   Yankee Acquisition Corp., 9.75% due 2/15/2017       2,480,625
                                                                 --------------
                                                                     43,239,682

Communications Equipment--0.9%

      5,805,000   Dycom Industries, Inc., 8.125%
                    due 10/15/2015                                    5,906,587
      7,280,000   Nortel Networks Ltd., 9.493%
                    due 7/15/2011 (a)(e)                              7,280,000
                                                                 --------------
                                                                     13,186,587

Construction & Engineering--0.4%

      1,500,000   Ahern Rentals, Inc., 9.25% due 8/15/2013            1,443,750
                  Esco Corp. (e):
      2,810,000       8.625% due 12/15/2013                           2,767,850
      1,110,000       9.569% due 12/15/2013 (a)                       1,071,150
                                                                 --------------
                                                                      5,282,750

Construction Materials--0.8%

      6,675,000   Caue Finance Ltd., 8.875% due 8/01/2015 (e)         7,209,000
      4,360,000   Nortek, Inc., 8.50% due 9/01/2014                   3,782,300
        680,000   Texas Industries, Inc., 7.25% due 7/15/2013           678,300
                                                                 --------------
                                                                     11,669,600

Consumer Finance--0.9%

                  Ford Motor Credit Co. LLC:
      5,290,000       5.80% due 1/12/2009                             5,109,421
      1,540,000       5.70% due 1/15/2010                             1,448,221
      6,490,000       7.993% due 1/13/2012 (a)                        6,132,466
                                                                 --------------
                                                                     12,690,108

Containers & Packaging--2.0%

                  Berry Plastics Holding Corp.:
      4,890,000       8.875% due 9/15/2014                            5,000,025
      4,650,000       9.569% due 9/15/2014 (a)                        4,696,500
      3,906,000   Graphic Packaging International Corp., 9.50%
                    due 8/15/2013                                     4,013,415
      1,930,000   Impress Holdings B.V., 8.368%
                    due 9/15/2013 (a)(e)                              1,918,674
        625,000   Owens-Illinois, Inc., 7.35% due 5/15/2008             627,344
      2,550,000   Packaging Dynamics Finance Corp.,10%
                    due 5/01/2016 (e)                                 2,562,750
      4,485,000   Pregis Corp.,12.375% due 10/15/2013                 4,843,800
      3,910,000   Smurfit-Stone Container Enterprises, Inc., 8%
                    due 3/15/2017                                     3,841,575
                                                                 --------------
                                                                     27,504,083

Distributors--1.2%

     15,475,000   American Tire Distributors, Inc.,11.481%
                    due 4/01/2012 (a)                                15,358,937
      1,900,000   Buhrmann US, Inc., 8.25% due 7/01/2014              1,795,500
                                                                 --------------
                                                                     17,154,437



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


           Face
         Amount   Corporate Bonds                                      Value

Diversified Financial Services--1.4%

                  GMAC LLC:
USD   4,750,000       6% due 12/15/2011                          $    4,384,150
      1,500,000       6.75% due 12/01/2014                            1,359,565
      2,375,000       8% due 11/01/2031                               2,330,070
        407,906   iPayment Investors LP,12.75%
                    due 7/15/2014 (e)(g)                                416,064
      6,200,000   Leucadia National Corp., 8.125% due 9/15/2015       6,238,750
      1,600,000   PNA Intermediate Holding Corp.,12.558%
                    due 2/15/2013 (a)(e)                              1,568,000
      4,750,000   Tropicana Entertainment, LLC, 9.625%
                    due 12/15/2014 (e)                                3,681,250
                                                                 --------------
                                                                     19,977,849

Diversified Telecommunication Services--4.0%

      2,600,000   Cincinnati Bell, Inc., 7.25% due 7/15/2013          2,619,500
        935,000   Citizens Communications Co., 6.25%
                    due 1/15/2013                                       911,625
        965,000   Cricket Communications, Inc., 9.375%
                    due 11/01/2014                                      979,475
      1,030,000   Intelsat Bermuda Ltd., 11.409% due 6/15/2013 (a)    1,076,350
      9,475,000   Intelsat Subsidiary Holding Co. Ltd.,
                    8.625% due 1/15/2015 (a)                          9,664,500
                  Qwest Corp.:
      9,300,000       7.50% due 10/01/2014                            9,672,000
      8,500,000       6.50% due 6/01/2017 (e)                         8,330,000
      8,750,000   Time Warner Telecom Holdings, Inc., 9.25%
                    due 2/15/2014                                     9,078,125
EUR   1,000,000   Wind Acquisition Finance SA, 9.75%
                    due 12/01/2015 (e)                                1,561,408
USD  11,800,000   Windstream Corp., 8.125% due 8/01/2013             12,419,500
                                                                 --------------
                                                                     56,312,483

Electric Utilities--2.6%

      6,625,000   Aes Dominicana Energia Finance SA, 11%
                    due 12/13/2015 (e)                                6,774,062
                  Edison Mission Energy:
      3,375,000       7.75% due 6/15/2016                             3,493,125
      9,250,000       7% due 5/15/2017 (e)                            9,111,250
      5,050,000   Mirant North America LLC, 7.375%
                    due 12/31/2013                                    5,125,750
      4,000,000   NSG Holdings LLC, 7.75%
                    due 12/15/2025 (e)(n)                             3,960,000
      3,900,000   Sierra Pacific Resources, 8.625%
                    due 3/15/2014                                     4,128,236
      4,433,936   Tenaska Alabama Partners LP, 7%
                    due 6/30/2021 (e)(n)                              4,453,920
                                                                 --------------
                                                                     37,046,343

Electrical Equipment--1.1%

        910,000   Belden CDT, Inc., 7% due 3/15/2017 (e)                900,900
     15,325,000   Superior Essex Communications LLC, 9%
                    due 4/15/2012                                    15,133,438
                                                                 --------------
                                                                     16,034,338

Electronic Equipment & Instruments--0.7%

                  NXP BV:
      2,915,000       7.993% due 10/15/2013 (a)                       2,707,306
      5,120,000       9.50% due 10/15/2015                            4,774,400
      3,440,000   Sanmina-SCI Corp., 8.125% due 3/01/2016             2,975,600
                                                                 --------------
                                                                     10,457,306



           Face
         Amount   Corporate Bonds                                      Value

Energy Equipment & Services--1.4%

                  Compagnie Generale de Geophysique-Veritas:
USD     735,000       7.50% due 5/15/2015                        $      757,050
      5,335,000       7.75% due 5/15/2017                             5,495,050
      3,300,000   North American Energy Partners, Inc., 8.75%
                    due 12/01/2011                                    3,333,000
     10,700,000   SemGroup LP, 8.75% due 11/15/2015 (e)              10,459,250
                                                                 --------------
                                                                     20,044,350

Food & Staples Retailing--0.8%

      3,200,000   AmeriQual Group LLC, 9.50% due 4/01/2012 (e)        2,944,000
                  Rite Aid Corp.:
      2,170,000       9.375% due 12/15/2015 (e)                       2,018,100
      6,175,000       7.50% due 3/01/2017                             5,812,219
                                                                 --------------
                                                                     10,774,319

Food Products--1.0%

     20,000,000   DGS International Finance Co., 10%
                    due 6/01/2007 (e)(i)                                100,000
      2,150,000   Del Monte Corp., 8.625% due 12/15/2012              2,182,250
        750,000   Smithfield Foods, Inc., 7.75% due 7/01/2017           768,750
     11,200,000   Southern States Cooperative, Inc.,10.50%
                    due 11/01/2010 (e)                               11,536,000
                                                                 --------------
                                                                     14,587,000

Health Care Equipment & Supplies--0.8%

      4,952,000   Accellent, Inc.,10.50% due 12/01/2013               4,580,600
      5,000,000   The Cooper Cos., Inc., 7.125% due 2/15/2015         4,925,000
                  Universal Hospital Services, Inc. (e):
      1,000,000       8.50% due 6/01/2015 (g)                           990,000
        930,000       8.759% due 6/01/2015 (a)                          897,517
                                                                 --------------
                                                                     11,393,117

Health Care Providers & Services--2.6%

      4,130,000   Community Health Systems, Inc., 8.875%
                    due 7/15/2015 (e)                                 4,243,575
      3,650,000   Omnicare, Inc. Series OCR, 3.25%
                    due 12/15/2035 (c)                                2,951,938
                  Tenet Healthcare Corp.:
     12,790,000       6.50% due 6/01/2012                            10,839,525
      6,775,000       9.875% due 7/01/2014                            6,199,125
      1,085,000       9.25% due 2/01/2015                               957,513
                  US Oncology, Inc.:
      1,265,000       9% due 8/15/2012                                1,274,488
      6,175,000       10.75% due 8/15/2014                            6,375,688
      3,400,000   United Surgical Partners International, Inc.,
                    8.875% due 5/01/2017                              3,434,000
                                                                 --------------
                                                                     36,275,852

Hotels, Restaurants & Leisure--5.0%

                  American Real Estate Partners LP:
      4,190,000       7.125% due 2/15/2013                            3,990,975
      8,290,000       7.125% due 2/15/2013 (e)                        7,896,225
      6,850,000   Boyd Gaming Corp., 7.125% due 2/01/2016             6,627,375
      2,525,000   CCM Merger, Inc., 8% due 8/01/2013 (e)              2,461,875
      1,425,000   Caesars Entertainment, Inc., 8.125%
                    due 5/15/2011                                     1,453,500
        250,000   Fontainebleau Las Vegas Holdings LLC, 10.25%
                    due 6/15/2015 (e)                                   234,375
                  Galaxy Entertainment Finance Co. Ltd.(e):
      1,425,000       10.409% due 12/15/2010 (a)                      1,453,500
      1,800,000       9.875% due 12/15/2012                           1,854,000
      2,340,000   Great Canadian Gaming Corp., 7.25%
                    due 2/15/2015 (e)                                 2,340,000



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


           Face
         Amount   Corporate Bonds                                      Value

Hotels, Restaurants & Leisure (concluded)

USD   4,890,000   Greektown Holdings, LLC,10.75%
                    due 12/01/2013 (e)                           $    4,841,100
                  Harrah's Operating Co., Inc.:
        705,000       5.375% due 12/15/2013                             571,050
      1,485,000       5.75% due 10/01/2017                            1,136,025
      5,965,000   Little Traverse Bay Bands of Odawa Indians,
                    10.25% due 2/15/2014 (e)                          6,084,300
      4,040,000   Pinnacle Entertainment, Inc., 7.50%
                    due 6/15/2015 (e)                                 3,822,850
      2,060,000   Shingle Springs Tribal Gaming Authority,
                    9.375% due 6/15/2015 (e)                          2,080,600
      1,175,000   Snoqualmie Entertainment Authority, 9.062%
                    due 2/01/2014 (a)(e)                              1,142,688
                  Station Casinos, Inc.:
      4,625,000       7.75% due 8/15/2016                             4,578,750
      3,600,000       6.625% due 3/15/2018                            3,015,000
                  Travelport LLC:
        230,000       9.875% due 9/01/2014                              234,600
      1,545,000       10.246% due 9/01/2014 (a)                       1,545,000
      3,100,000   Universal City Florida Holding Co. I, 10.106%
                    due 5/01/2010 (a)                                 3,131,000
      3,775,000   Waterford Gaming LLC, 8.625%
                    due 9/15/2014 (e)                                 3,803,313
      6,125,000   Wynn Las Vegas LLC, 6.625% due 12/01/2014           6,002,500
                                                                 --------------
                                                                     70,300,601

Household Durables--1.7%

      3,365,000   American Greetings Corp., 7.375%
                    due 6/01/2016                                     3,264,050
      8,115,000   Ashton Woods USA LLC, 9.50%
                    due 10/01/2015                                    6,410,850
        350,000   Fedders North America, Inc., 9.875%
                    due 3/01/2014 (i)                                    56,000
      4,025,000   Jarden Corp., 7.50% due 5/01/2017                   3,894,187
     14,000,000   Stanley-Martin Communities LLC, 9.75%
                    due 8/15/2015                                    10,430,000
                                                                 --------------
                                                                     24,055,087

IT Services--0.6%

                  SunGard Data Systems, Inc.:
      8,105,000       9.125% due 8/15/2013                            8,429,200
        400,000       10.25% due 8/15/2015                              418,000
                                                                 --------------
                                                                      8,847,200

Independent Power Producers & Energy Traders--1.7%

      8,320,000   Dynegy Holdings, Inc., 7.75%
                    due 6/01/2019 (e)                                 7,956,000
                  NRG Energy, Inc.:
      2,635,000       7.25% due 2/01/2014                             2,641,587
     12,650,000       7.375% due 2/01/2016                           12,681,625
                                                                 --------------
                                                                     23,279,212

Insurance--0.1%

      1,530,000   USI Holdings Corp., 9.433% due 11/15/2014 (a)(e)    1,453,500

Machinery--1.8%

      1,810,000   American Railcar Industries, Inc., 7.50%
                    due 3/01/2014                                     1,800,950
      4,000,000   Ashtead Holdings Plc, 8.625% due 8/01/2015 (e)      3,890,000
      8,158,000   Invensys Plc, 9.875% due 3/15/2011 (e)              8,586,295



           Face
         Amount   Corporate Bonds                                      Value

Machinery (concluded)

                  RBS Global, Inc.:
USD   1,090,000       9.50% due 8/01/2014                         $   1,128,150
      1,505,000       8.875% due 9/01/2016                            1,512,525
      6,440,000       11.75% due 8/01/2016                            6,858,600
      2,100,000   Titan International, Inc., 8% due 1/15/2012         2,094,750
                                                                 --------------
                                                                     25,871,270

Marine--0.3%

      3,750,000   Navios Maritime Holdings, Inc., 9.50%
                    due 12/15/2014                                    3,867,187

Media--14.4%

                  Affinion Group, Inc.:
      1,230,000       10.125% due 10/15/2013                          1,297,650
      2,960,000       11.50% due 10/15/2015                           3,108,000
      6,255,000   Barrington Broadcasting Group LLC, 10.50%
                    due 8/15/2014                                     6,442,650
      1,530,000   Bonten Media Acquisition Co., 9%
                    due 6/01/2015 (e)(g)                              1,322,868
      1,700,000   CBD Media Holdings LLC, 9.25%
                    due 7/15/2012                                     1,834,453
     16,950,000   CCH I, LLC, 11% due 10/01/2015                     17,161,875
                  Cablevision Systems Corp. Series B:
      2,810,000       9.644% due 4/01/2009 (a)                        2,894,300
      2,875,000       8% due 4/15/2012                                2,788,750
      1,945,000   CanWest Media, Inc., 8% due 9/15/2012               1,906,100
     13,810,000   Charter Communications Holdings II LLC,
                    10.25% due 9/15/2010                             14,135,775
      4,700,000   Dex Media, Inc., 8% due 11/15/2013                  4,735,250
      4,150,000   Dex Media West LLC, 9.875% due 8/15/2013            4,414,562
      1,920,000   DirecTV Holdings LLC, 8.375% due 3/15/2013          1,994,400
      9,200,000   Echostar DBS Corp., 7.125% due 2/01/2016            9,453,000
                  Harland Clarke Holdings Corp.:
      1,180,000       9.50% due 5/15/2015                             1,053,150
        980,000       10.308% due 5/15/2015 (a)                         874,650
      6,805,000   Idearc, Inc., 8% due 11/15/2016                     6,787,987
      4,575,000   Intelsat Bermuda Ltd., 8.886%
                    due 1/15/2015 (a)                                 4,620,750
      5,500,000   Intelsat Corp., 9% due 6/15/2016                    5,665,000
     10,525,000   Liberty Media Corp., 0.75% due 3/30/2023 (c)       11,616,969
                  NTL Cable Plc:
        355,000       8.75% due 4/15/2014                               363,875
     11,225,000       9.125% due 8/15/2016                           11,645,937
      1,350,000   Network Communications, Inc., 10.75%
                    due 12/01/2013                                    1,355,062
      1,820,000   Nexstar Finance, Inc., 7% due 1/15/2014             1,747,200
                  Nielsen Finance LLC:
     11,300,000       10% due 8/01/2014                              11,949,750
      1,070,000       11.62% due 8/01/2016 (d)                          749,000
      4,737,000   PanAmSat Corp., 9% due 8/15/2014                    4,879,110
     17,175,000   Paxson Communications Corp., 8.493%
                    due 1/15/2012 (a)(e)                             17,089,125
      3,674,046   ProtoStar I Ltd.,12.50% due 10/15/2012 (a)(c)(e)    3,821,008
                  Quebecor Media, Inc.:
      2,775,000       7.75% due 3/15/2016                             2,646,656
      2,650,000       7.75% due 3/15/2016 (e)                         2,527,437
                  RH Donnelley Corp.:
      2,050,000       6.875% due 1/15/2013                            1,937,250
      5,000,000       8.875% due 10/15/2017 (e)                       5,062,500
      3,900,000       Series A-2, 6.875% due 1/15/2013                3,685,500



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


           Face
         Amount   Corporate Bonds                                      Value

Media (concluded)

USD   2,123,000   Rainbow National Services LLC,10.375%
                    due 9/01/2014 (e)                            $    2,329,993
                  TL Acquisitions, Inc. (e):
      2,020,000       10.92% due 7/15/2009 (d)                        1,636,200
     19,215,000       10.50% due 1/15/2015                           18,974,813
      1,125,000   Umbrella Acquisition, 9.75%
                    due 3/15/2015 (e)(g)                              1,096,875
      4,885,000   Young Broadcasting, Inc., 10% due 3/01/2011         4,506,413
                                                                 --------------
                                                                    202,111,843

Metals & Mining--4.9%

      1,945,000   AK Steel Corp., 7.75% due 6/15/2012                 1,969,312
      7,390,000   Aleris International, Inc., 9% due 12/15/2014 (g)   6,639,046
        910,000   Blaze Recycling & Metals LLC,10.875%
                    due 7/15/2012 (e)                                   910,000
      9,000,000   CSN Islands VIII Corp., 9.75%
                    due 12/16/2013 (e)                               10,260,000
      2,410,000   FMG Finance Pty Ltd.,10.625%
                    due 9/01/2016 (e)                                 2,837,775
                  Freeport-McMoRan Copper & Gold, Inc.:
      7,200,000       8.394% due 4/01/2015 (a)                        7,479,000
     11,605,000       8.375% due 4/01/2017                           12,678,462
      4,023,000   Indalex Holding Corp. Series B, 11.50%
                    due 2/01/2014                                     3,781,620
      7,475,000   Novelis, Inc., 7.25% due 2/15/2015                  7,213,375
      6,900,000   RathGibson, Inc.,11.25% due 2/15/2014               7,055,250
      7,720,000   Southern Copper Corp., 6.375% due 7/27/2015         7,792,792
                                                                 --------------
                                                                     68,616,632

Multi-Utilities--0.2%

      1,895,000   CenterPoint Energy, Inc. Series B, 3.75%
                    due 5/15/2023 (c)                                 2,735,906

Multiline Retail--0.4%

      5,175,000   Neiman Marcus Group, Inc., 9%
                    due 10/15/2015 (g)                                5,511,375

Oil, Gas & Consumable Fuels--3.5%

      2,625,000   Berry Petroleum Co., 8.25% due 11/01/2016           2,651,250
      3,275,000   Chaparral Energy, Inc., 8.50% due 12/01/2015        3,070,312
      2,300,000   Cimarex Energy Co., 7.125% due 5/01/2017            2,282,750
      4,880,000   Compton Petroleum Finance Corp., 7.625%
                    due 12/01/2013                                    4,709,200
      2,650,000   Copano Energy LLC, 8.125% due 3/01/2016             2,696,375
      3,991,144   Corral Finans AB,10.243% due 4/15/2010 (e)(g)       3,791,587
      1,750,000   Denbury Resources, Inc., 7.50% due 12/15/2015       1,793,750
      5,500,000   Forest Oil Corp., 7.25% due 6/15/2019 (e)           5,500,000
      4,181,000   KCS Energy, Inc., 7.125% due 4/01/2012              4,055,570
      5,565,000   OPTI Canada, Inc., 8.25% due 12/15/2014 (e)         5,606,737
      5,840,000   Sabine Pass LNG LP, 7.50% due 11/30/2016            5,752,400
      3,425,000   Swift Energy Co., 7.125% due 6/01/2017              3,245,188
      3,005,000   Transcontinental Gas Pipe Line Corp. Series B,
                    8.875% due 7/15/2012                              3,343,063
                                                                 --------------
                                                                     48,498,182

Paper & Forest Products--3.7%

     21,000,000   APP Finance II Mauritius Ltd, 12% (i)(m)              105,000
                  Abitibi-Consolidated, Inc.:
        320,000       8.55% due 8/01/2010                               264,000
      2,255,000       6% due 6/20/2013                                1,578,500
        435,000       8.85% due 8/01/2030                               300,150
     11,025,000   Ainsworth Lumber Co. Ltd., 7.25%
                    due 10/01/2012                                    7,552,125



           Face
         Amount   Corporate Bonds                                      Value

Paper & Forest Products (concluded)

USD   3,325,000   Boise Cascade LLC, 7.125% due 10/15/2014       $    3,192,000
      4,830,000   Bowater Canada Finance Corp., 7.95%
                    due 11/15/2011                                    3,972,675
     10,550,000   Domtar, Inc., 7.125% due 8/15/2015                 10,128,000
                  NewPage Corp.:
      6,475,000       11.606% due 5/01/2012 (a)                       6,960,625
     10,525,000       12% due 5/01/2013                              11,288,062
      3,384,383   PT Pabrik Kertas Tjiwa Kimia Tranche B,
                    3.783% due 4/28/2018                              1,675,270
                  Verso Paper Holdings LLC Series B:
      3,945,000     9.106% due 8/01/2014 (a)                          3,964,725
        535,000     11.375% due 8/01/2016                               563,088
                                                                 --------------
                                                                     51,544,220

Pharmaceuticals--0.2%

      3,180,000   PTS Acquisition Corp., 9.50%
                    due 4/15/2015 (e)(g)                              3,005,100

Real Estate Investment Trusts (REITs)--0.3%

      4,000,000   Ventas Realty, LP, 9% due 5/01/2012                 4,350,000

Real Estate Management & Development--1.1%

                  Realogy Corp.(e):
      5,370,000       10.50% due 4/15/2014                            4,577,925
      8,500,000       11% due 4/15/2014 (g)                           7,001,875
      5,435,000       12.375% due 4/15/2015                           4,103,425
                                                                 --------------
                                                                     15,683,225

Road & Rail--0.4%

                  Avis Budget Car Rental LLC:
      2,400,000       7.625% due 5/15/2014                            2,358,000
        250,000       8.058% due 5/15/2014 (a)                          243,750
      1,770,000   Britannia Bulk Plc,11% due 12/01/2011               1,796,550
      1,440,000   St. Acquisition Corp.,12.50% due 5/15/2017 (e)        964,800
                                                                 --------------
                                                                      5,363,100

Semiconductors & Semiconductor Equipment--2.0%

                  Amkor Technology, Inc.:
      1,730,000       7.75% due 5/15/2013                             1,669,450
      8,725,000       9.25% due 6/01/2016                             8,812,250
     13,380,000   Freescale Semiconductor, Inc., 9.125%
                    due 12/15/2014 (g)                               12,376,500
      2,400,000   Hynix Semiconductor, Inc., 7.875%
                    due 6/27/2017 (e)                                 2,328,000
      3,425,000   Spansion, Inc., 8.746% due 6/01/2013 (a)(e)         3,262,313
                                                                 --------------
                                                                     28,448,513

Software--0.2%

      3,665,088   BMS Holdings, Inc.,12.40%
                    due 2/15/2012 (a)(e)(g)                           3,173,055

Specialty Retail--3.6%

                  Asbury Automotive Group, Inc.:
      8,100,000       8% due 3/15/2014                                7,816,500
      1,660,000       7.625% due 3/15/2017 (e)                        1,527,200
      5,150,000   Autonation, Inc., 7.243% due 4/15/2013 (a)          4,918,250
      3,290,000   Buffets, Inc.,12.50% due 11/01/2014                 2,303,000
      2,705,000   Claire's Stores, Inc., 9.625%
                    due 6/01/2015 (e)(g)                              2,245,150
                  General Nutrition Centers, Inc.:
      8,340,000       10.009% due 3/15/2014 (a)(g)                    8,006,400
      6,740,000       10.75% due 3/15/2015                            6,504,100
      2,040,000   Group 1 Automotive, Inc., 2.25%
                    due 6/15/2036 (c)(d)                              1,532,550



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


           Face
         Amount   Corporate Bonds                                      Value

Specialty Retail (concluded)

                  Michaels Stores, Inc.:
USD     950,000       10% due 11/01/2014                         $      973,750
      8,940,000       11.375% due 11/01/2016                          9,141,150
      5,255,000   United Auto Group, Inc., 7.75%
                    due 12/15/2016                                    5,031,663
                                                                 --------------
                                                                     49,999,713

Textiles, Apparel & Luxury Goods--0.7%

      9,275,000   Levi Strauss & Co., 8.875% due 4/01/2016            9,553,250

Tobacco--0.4%

      5,500,000   Vector Group Ltd.,11% due 8/15/2015 (e)             5,506,875

Wireless Telecommunication Services--4.2%

      1,300,000   American Tower Corp., 7% due 10/15/2017 (e)         1,308,125
EUR   1,420,000   BCM Ireland Finance Ltd., 9.506%
                    due 8/15/2016 (a)                                 2,029,902
      3,278,121   BCM Ireland Preferred Equity Ltd.,10.597%
                    due 2/15/2017 (e)(g)                              4,580,927
                  Centennial Communications Corp.:
USD   3,210,000       10.981% due 1/01/2013 (a)                       3,306,300
      2,260,000       8.125% due 2/01/2014                            2,299,550
      7,010,000   Cricket Communications, Inc., 9.375%
                    due 11/01/2014 (e)                                7,115,150
                  Digicel Group Ltd. (e):
      2,670,000       8.875% due 1/15/2015                            2,509,800
      6,818,000       9.125% due 1/15/2015 (g)                        6,340,740
      3,110,000   FiberTower Corp., 9% due 11/15/2012 (c)(e)          3,284,938
      3,310,000   iPCS, Inc., 7.481% due 5/01/2013 (a)(e)             3,210,700
     10,390,000   MetroPCS Wireless, Inc., 9.25%
                    due 11/01/2014 (e)                               10,597,800
                  Orascom Telecom Finance SCA:
        920,000       7.875% due 2/08/2014 (d)                          870,550
      3,100,000       7.875% due 2/08/2014 (e)                        2,933,375
      7,560,000   Rural Cellular Corp., 8.25% due 3/15/2012           7,843,500
                                                                 --------------
                                                                     58,231,357

                  Total Corporate Bonds
                  (Cost--$1,249,555,548)--85.1%                   1,194,894,737



         Shares
           Held   Common Stocks (h)

Airlines--0.5%

        345,536   Northwest Airlines Corp.                            6,150,541

Communications Equipment--0.7%

        257,872   Loral Space & Communications Ltd.                  10,250,412

Diversified Telecommunication Services--0.0%

              2   PTV, Inc.                                               1,000

Electrical Equipment--0.8%

        852,625   Medis Technologies Ltd.                            11,084,125

Paper & Forest Products--0.2%

      1,280,355   Western Forest Products, Inc.                       2,677,463
        330,542   Western Forest Products, Inc.
                    Restricted Shares                                   691,225
                                                                 --------------
                                                                      3,368,688



         Shares
           Held   Common Stocks (h)                                    Value

Semiconductors & Semiconductor Equipment--0.3%

        149,223   Cypress Semiconductor Corp.                    $    4,358,804

                  Total Common Stocks
                  (Cost--$75,944,211)--2.5%                          35,213,570



           Face
         Amount   Floating Rate Loan Interests (l)

Aerospace & Defense--0.1%

USD     109,472   Hawker Beechcraft Letter of Credit, 5.26%
                    due 3/31/2014                                       106,142
      1,290,528   Hawker Beechcraft Term Loan B, 7.198%
                    due 3/31/2014                                     1,251,274
                                                                 --------------
                                                                      1,357,416

Containers & Packaging--0.2%

      3,220,000   Berry Plastics Corp. Term Loan B, 11.97%
                  due 6/15/2014                                       2,898,000

Diversified Telecommunication Services--0.8%

EUR   6,164,871   Wind Finance SL SA Second Lien Term Loan,
                    0% due 12/17/2014                                 8,917,125
USD   2,250,000   Wind Finance SL SA Second Lien Term Loan,
                    0% due 12/17/2014                                 2,275,313
                                                                 --------------
                                                                     11,192,438

Health Care Providers & Services--0.4%

      5,516,194   Community Health Systems, Inc. Term Loan B,
                    7.755% due 6/18/2014                              5,411,386

Hotels, Restaurants & Leisure--0.5%

      7,923,465   Travelport, Inc. Term Loan,12.198%
                    due 3/22/2012                                     7,514,083

Household Products--0.2%

                  Spectrum Brands, Inc.:
        117,197       Letter of Credit, 5.515% due 4/15/2013            114,707
      2,364,967       Term Loan B-1, 9.36% - 9.754%
                      due 4/15/2013                                   2,314,711
                                                                 --------------
                                                                      2,429,418

Media--0.4%

      5,503,027   Easton-Bell Sports Inc. Term Loan B,11.36%
                    due 5/01/2012                                     5,262,270

Oil, Gas & Consumable Fuels--0.3%

                  SandRidge Energy, Inc.:
      2,400,000       Term Loan, 8.625% due 3/01/2015                 2,364,000
      2,250,000       Term Loan B, 8.985% due 3/01/2014               2,227,500
                                                                 --------------
                                                                      4,591,500

Paper & Forest Products--0.8%

      4,000,000   Cenveo, Inc. Bridge Loan, 9.629%
                    due 9/17/2015                                     4,000,000
      7,180,000   Verso Paper Holdings LLC, Term Loan B,
                    11.606% due 2/012013                              6,785,100
                                                                 --------------
                                                                     10,785,100

                  Total Floating Rate Loan Interests
                  (Cost--$51,636,620)--3.7%                          51,441,611



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


         Shares
           Held   Preferred Stocks                                     Value

Communications Equipment--0.2%

         14,884   Loral Spacecom Corp. Series A, 12% (g)         $    2,976,800

Diversified Telecommunication Services--0.0%

            130   PTV, Inc. Series A, 10%                                   130

Oil, Gas & Consumable Fuels--0.8%

            201   EXCO Resources, Inc., 7% (c)                        2,291,400
            831   EXCO Resources, Inc., 11%                           9,473,400
                                                                 --------------
                                                                     11,764,800

                  Total Preferred Stocks
                  (Cost--$13,269,152)--1.0%                          14,741,730



                  Warrants (b)

Health Care Providers & Services--0.0%

        201,408   HealthSouth Corp. (expires 1/16/2014)                 161,126

Media--0.0%

        117,980   Virgin Media, Inc. (expires 1/10/2011)                 28,315

Wireless Telecommunication Services--0.2%

          3,600   American Tower Corp. (expires 8/01/2008)            2,208,600

                  Total Warrants
                  (Cost--$352,197)--0.2%                              2,398,041



     Beneficial
       Interest   Other Interests (f)                                  Value

Media--0.0%

USD  25,500,000   Adelphia Escrow                                $        2,550
     31,980,466   Adelphia Recovery Trust                                 3,198
                                                                 --------------
                                                                          5,748

                  Total Other Interests
                  (Cost--$104,550)--0.0%                                  5,748



                  Short-Term Securities

USD 115,762,902   BlackRock Liquidity Series, LLC
                    Cash Sweep Series, 5.22% (j)(k)                 115,762,902

                  Total Short-Term Securities
                  (Cost--$115,762,902)--8.3%                        115,762,902

Total Investments
(Cost--$1,506,625,180*)--100.8%                                   1,414,458,339
Liabilities in Excess of Other Assets--(0.8%)                      (11,647,267)
                                                                 --------------
Net Assets--100.0%                                               $1,402,811,072
                                                                 ==============


  * The cost and unrealized appreciation (depreciation) of investments, as of September 30, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                               $    1,508,748,603
                                                 ==================
    Gross unrealized appreciation                $       29,567,225
    Gross unrealized depreciation                     (123,857,489)
                                                 ------------------
    Net unrealized depreciation                  $     (94,290,264)
                                                 ==================


(a) Floating rate security.

(b) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(c) Convertible security.

(d) Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase.

(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(f) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(g) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(h) Non-income producing security.

(i) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net             Interest
    Affiliate                                   Activity           Income

    BlackRock Liquidity Series, LLC
       Cash Sweep Series                      $7,166,956         $3,458,030
    BlackRock Liquidity Series, LLC
       Money Market Series                            --         $    7,964


(k) Represents the current yield as of September 30, 2007.

(l) Floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally
    (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificates of deposit rate.

(m) Security is a perpetual bond and has no definite maturity date.

(n) Subject to principal paydowns.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2007



Schedule of Investments (concluded)                           (in U.S. dollars)


  o Swaps outstanding as of September 30, 2007 were as follows:

                                                                 Unrealized
                                                 Notional       Appreciation
                                                  Amount       (Depreciation)

    Sold credit default protection on
    Novelis Inc. and receive 1.40%

    Broker, JPMorgan Chase
    Expires January 2008                       $   3,750,000       $    7,567

    Sold credit default protection on
    Ford Motor Company and receive 3.80%

    Broker, JPMorgan Chase
    Expires March 2010                         $   6,000,000        (114,618)

    Sold credit default protection on
    Ford Motor Company and receive 4.20%

    Broker, Deutsche Bank AG London
    Expires March 2010                         $   6,000,000         (62,304)

    Sold credit default protection on
    Ford Motor Company and receive 4.70%

    Broker, Deutsche Bank AG London
    Expires June 2010                          $   7,000,000         (13,692)
                                                                   ----------
    Total                                                          $(183,047)
                                                                   ==========

  o Currency Abbreviations:
       EUR   Euro
       USD   U.S. Dollar

    See Notes to Financial Statements.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2007


Statement of Assets and Liabilities

As of September 30, 2007
Assets

Investments in unaffiliated securities, at value (identified cost--$1,390,862,278)                                $ 1,298,695,437
Investments in affiliated securities, at value (identified cost--$115,762,902)                                        115,762,902
Cash                                                                                                                      142,155
Unrealized appreciation on swaps                                                                                            7,567
Receivables:
   Interest                                                                                    $    28,403,663
   Securities sold                                                                                   6,642,272
   Capital shares sold                                                                               7,066,711
   Paydowns                                                                                            471,715
   Swaps                                                                                                31,890         42,616,251
                                                                                               ---------------
Prepaid expenses and other assets                                                                                          38,324
                                                                                                                  ---------------
Total assets                                                                                                        1,457,262,636
                                                                                                                  ---------------

Liabilities

Unrealized depreciation on swaps                                                                                          190,614
Payables:
   Securities purchased                                                                             41,478,742
   Dividends to shareholders                                                                         8,134,537
   Capital shares redeemed                                                                           2,977,132
   Other affiliates                                                                                    498,743
   Investment adviser                                                                                  471,777
   Distributor                                                                                         450,742         54,011,673
                                                                                               ---------------
Accrued expenses and other liabilities                                                                                    249,277
                                                                                                                  ---------------
Total liabilities                                                                                                      54,451,564
                                                                                                                  ---------------

Net Assets

Net assets                                                                                                        $ 1,402,811,072
                                                                                                                  ===============

Net Assets Consist of

Institutional Common Stock, $.10 par value, 500,000,000 shares authorized                                         $     6,485,427
Investor A Common Stock, $.10 par value, 500,000,000 shares authorized                                                 11,864,599
Investor B Common Stock, $.10 par value, 1,500,000,000 shares authorized                                                2,976,690
Investor C Common Stock, $.10 par value, 200,000,000 shares authorized                                                  1,366,825
Investor C1 Common Stock, $.10 par value, 200,000,000 shares authorized                                                 4,687,754
Paid-in capital in excess of par                                                                                    3,385,115,586
Undistributed investment income--net                                                           $    20,539,431
Accumulated realized capital losses--net                                                       (1,937,524,925)
Unrealized depreciation--net                                                                      (92,700,315)
                                                                                               ---------------
Total accumulated losses--net                                                                                     (2,009,685,809)
                                                                                                                  ---------------
Net Assets                                                                                                        $ 1,402,811,072
                                                                                                                  ===============

Net Asset Value

Institutional--Based on net assets of $331,998,411 and 64,854,269 shares outstanding                              $          5.12
                                                                                                                  ===============
Investor A--Based on net assets of $607,912,646 and 118,645,992 shares outstanding                                $          5.12
                                                                                                                  ===============
Investor B--Based on net assets of $152,559,294 and 29,766,897 shares outstanding                                 $          5.13
                                                                                                                  ===============
Investor C--Based on net assets of $70,070,481 and 13,668,247 shares outstanding                                  $          5.13
                                                                                                                  ===============
Investor C1--Based on net assets of $240,270,240 and 46,877,542 shares outstanding                                $          5.13
                                                                                                                  ===============

See Notes to Financial Statements.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2007


Statement of Operations

For the Year Ended September 30, 2007
Investment Income

Interest (including $3,458,030 from affiliates)                                                                   $   118,006,470
Dividends                                                                                                                 809,891
Securities lending--net                                                                                                     7,964
Other                                                                                                                     233,376
                                                                                                                  ---------------
Total income                                                                                                          119,057,701
                                                                                                                  ---------------

Expenses

Investment advisory fees                                                                       $     6,064,997
Service and distribution fees--Investor C1                                                           2,112,372
Service and distribution fees--Investor B                                                            1,652,754
Service fees--Investor A                                                                             1,494,672
Transfer agent fees--Investor A                                                                      1,036,359
Transfer agent fees--Institutional                                                                     640,557
Transfer agent fees--Investor C1                                                                       592,049
Transfer agent fees--Investor B                                                                        448,765
Service and distribution fees--Investor C                                                              357,174
Accounting services                                                                                    293,867
Transfer agent fees--Investor C                                                                        252,192
Printing and shareholder reports                                                                       192,220
Professional fees                                                                                       90,689
Registration fees                                                                                       73,959
Custodian fees                                                                                          42,868
Pricing fees                                                                                            30,150
Directors' fees and expenses                                                                            16,984
Other                                                                                                   56,632
                                                                                               ---------------
Total expenses                                                                                                         15,449,260
                                                                                                                  ---------------
Investment income--net                                                                                                103,608,441
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

Realized gain on:
   Investments--net                                                                                    827,548
   Swaps--net                                                                                          645,484
   Foreign currency transactions--net                                                                   28,884          1,501,916
                                                                                               ---------------
Change in unrealized appreciation/depreciation on:
   Investments--net                                                                                     40,249
   Swaps--net                                                                                        (183,047)
   Foreign currency transactions--net                                                                (350,605)          (493,403)
                                                                                               ---------------    ---------------
Total realized and unrealized gain--net                                                                                 1,008,513
                                                                                                                  ---------------
Net Increase in Net Assets Resulting from Operations                                                              $   104,616,954
                                                                                                                  ===============

See Notes to Financial Statements.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2007


Statements of Changes in Net Assets

                                                                                                       For the Year Ended
                                                                                                         September 30,
Increase (Decrease) in Net Assets:                                                                   2007               2006
Operations

Investment income--net                                                                         $   103,608,441    $   102,310,089
Realized gain (loss)--net                                                                            1,501,916       (88,341,102)
Change in unrealized appreciation/depreciation--net                                                  (493,403)        108,656,816
                                                                                               ---------------    ---------------
Net increase in net assets resulting from operations                                               104,616,954        122,625,803
                                                                                               ---------------    ---------------
Dividends to Shareholders

Investment income--net:
   Institutional                                                                                  (25,539,846)       (24,990,275)
   Investor A                                                                                     (43,344,779)       (37,287,226)
   Investor B                                                                                     (14,730,490)       (23,723,534)
   Investor C                                                                                      (2,166,360)                 --
   Investor C1                                                                                    (17,528,927)       (16,536,098)
                                                                                               ---------------    ---------------
Net decrease in net assets resulting from dividends to shareholders                              (103,310,402)      (102,537,133)
                                                                                               ---------------    ---------------

Capital Share Transactions

Net decrease in net assets derived from capital share transactions                                (43,366,332)       (53,634,271)
                                                                                               ---------------    ---------------

Redemption Fees

Redemption fees                                                                                         23,019             10,741
                                                                                               ---------------    ---------------

Net Assets

Total decrease in net assets                                                                      (42,036,761)       (33,534,860)
Beginning of year                                                                                1,444,847,833      1,478,382,693
                                                                                               ---------------    ---------------
End of year*                                                                                   $ 1,402,811,072    $ 1,444,847,833
                                                                                               ===============    ===============
   * Undistributed investment income--net                                                      $    20,539,431    $    19,422,482
                                                                                               ===============    ===============

     See Notes to Financial Statements.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2007



Financial Highlights

The following per
share data and ratios
have been derived from                     Institutional                                            Investor A
information provided
in the financial                  For the Year Ended September 30,                       For the Year Ended September 30,
statements.                 2007      2006      2005      2004       2003         2007      2006       2005      2004     2003
Per Share Operating Performance

Net asset value,
beginning of year       $    5.12  $    5.04 $    5.15 $    4.92  $    4.05   $     5.12 $    5.05 $    5.15  $    4.92 $    4.05
                        ---------------------------------------------------   ---------------------------------------------------
Investment income--net++      .39        .38       .40       .37        .39          .38       .37       .39        .36       .38
Realized and unrealized
gain (loss)--net          (.01)**      .08**   (.09)**     .24**        .89         --**     .06**   (.09)**      .23**       .89
                        ---------------------------------------------------   ---------------------------------------------------
Total from investment
operations                    .38        .46       .31       .61       1.28          .38       .43       .30        .59      1.27
                        ---------------------------------------------------   ---------------------------------------------------
Less dividends from
investment income--net      (.38)      (.38)     (.42)     (.38)      (.41)        (.38)     (.36)     (.40)      (.36)     (.40)
                        ---------------------------------------------------   ---------------------------------------------------
Net asset value,
end of year             $    5.12  $    5.12 $    5.04 $    5.15  $    4.92   $     5.12 $    5.12 $    5.05  $    5.15 $    4.92
                        ===================================================   ===================================================

Total Investment Return*

Based on net asset
value per share             7.75%      9.54%     6.05%   12.63%+++   32.42%        7.51%     9.06%     5.99%   12.35%+++   32.13%
                        ===================================================   ===================================================

Ratios Based on Average Net Assets

Expenses                     .66%       .64%      .60%      .64%       .61%         .89%      .89%      .85%       .89%      .86%
                        ===================================================   ===================================================
Investment income--net      7.50%      7.55%     7.75%     7.33%      8.69%        7.27%     7.29%     7.58%      7.09%     8.39%
                        ===================================================   ===================================================

Supplemental Data

Net assets, end of
year (in thousands)     $ 331,998  $ 333,995 $ 341,122 $ 539,484  $ 471,771   $  607,913 $ 551,649 $ 488,006  $ 471,585 $ 411,467
                        ===================================================   ===================================================
Portfolio turnover            80%        77%       67%      103%       107%          80%       77%       67%       103%      107%
                        ===================================================   ===================================================

      * Total investment returns exclude the effects of any sales charges.

     ** Includes a redemption fee, which is less than $.01 per share.

     ++ Based on average shares outstanding.

    +++ Fund Asset Management, L.P. (an affiliate) reimbursed the Fund in connection with the write-off of an uncollectible interest receivable amount. The reimbursement had no impact on total investment return.

        See Notes to Financial Statements.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2007



Financial Highlights (continued)

                                                                                          Investor B

The following per share data and ratios have been derived                      For the Year Ended September 30,
from information provided in the financial statements.         2007           2006           2005           2004           2003
Per Share Operating Performance

Net asset value, beginning of year                        $      5.12    $      5.05    $      5.15    $      4.92    $      4.05
                                                          -----------    -----------    -----------    -----------    -----------
Investment income--net++                                          .35            .34            .36            .34            .36
Realized and unrealized gain (loss)--net                        .01**          .07**        (.08)**          .23**            .88
                                                          -----------    -----------    -----------    -----------    -----------
Total from investment operations                                  .36            .41            .28            .57           1.24
                                                          -----------    -----------    -----------    -----------    -----------
Less dividends from investment income--net                      (.35)          (.34)          (.38)          (.34)          (.37)
                                                          -----------    -----------    -----------    -----------    -----------
Net asset value, end of year                              $      5.13    $      5.12    $      5.05    $      5.15    $      4.92
                                                          ===========    ===========    ===========    ===========    ===========

Total Investment Return*

Based on net asset value per share                              7.14%          8.49%          5.44%      11.77%+++         31.45%
                                                          ===========    ===========    ===========    ===========    ===========

Ratios to Average Net Assets

Expenses                                                        1.43%          1.42%          1.37%          1.40%          1.39%
                                                          ===========    ===========    ===========    ===========    ===========
Investment income--net                                          6.72%          6.78%          6.99%          6.57%          8.00%
                                                          ===========    ===========    ===========    ===========    ===========

Supplemental Data

Net assets, end of year (in thousands)                    $   152,559    $   284,787    $   428,812    $   648,270    $   852,371
                                                          ===========    ===========    ===========    ===========    ===========
Portfolio turnover                                                80%            77%            67%           103%           107%
                                                          ===========    ===========    ===========    ===========    ===========

      * Total investment returns exclude the effects of sales charges.

     ** Includes a redemption fee, which is less than $.01 per share.

     ++ Based on average shares outstanding.

    +++ Fund Asset Management, L.P. (an affiliate) reimbursed the Fund in connection with the write-off of an uncollectible interest receivable amount. The reimbursement had no impact on total investment return.

        See Notes to Financial Statements.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2007



Financial Highlights (continued)

                                                                                                                    Investor C

                                                                                                                  For the Period
                                                                                                                    October 2,
                                                                                                                   2006++++ to
The following per share data and ratios have been derived                                                         September 30,
from information provided in the financial statements.                                                                 2007
Per Share Operating Performance

Net asset value, beginning of period                                                                                 $       5.13
                                                                                                                     ------------
Investment income--net++                                                                                                      .29
Realized and unrealized gain--net***                                                                                          .03
                                                                                                                     ------------
Total from investment operations                                                                                              .32
                                                                                                                     ------------
Less dividends from investment
  income--net                                                                                                               (.32)
                                                                                                                     ------------
Net asset value, end of period                                                                                       $       5.13
                                                                                                                     ============

Total Investment Return**

Based on net asset value per share                                                                                       6.30%+++
                                                                                                                     ============

Ratios Based on Average Net Assets

Expenses                                                                                                                   2.16%*
                                                                                                                     ============
Investment income--net                                                                                                     6.05%*
                                                                                                                     ============

Supplemental Data

Net assets, end of period (in thousands)                                                                             $     70,070
                                                                                                                     ============
Portfolio turnover                                                                                                            80%
                                                                                                                     ============

      * Annualized.

     ** Total investment returns exclude the effects of sales charges.

    *** Includes a redemption fee, which is less than $.01 per share.

     ++ Based on average shares outstanding.

   ++++ Commencement of operations.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2007



Financial Highlights (concluded)

                                                                                         Investor C1

The following per share data and ratios have been derived                      For the Year Ended September 30,
from information provided in the financial statements.         2007           2006           2005           2004           2003
Per Share Operating Performance

Net asset value, beginning of year                        $      5.12    $      5.05    $      5.15    $      4.92    $      4.05
                                                          -----------    -----------    -----------    -----------    -----------
Investment income--net++                                          .35            .34            .36            .33            .35
Realized and unrealized gain (loss)--net                        .01**          .08**        (.09)**          .23**            .89
                                                          -----------    -----------    -----------    -----------    -----------
Total from investment operations                                  .36            .42            .27            .56           1.24
                                                          -----------    -----------    -----------    -----------    -----------
Less dividends from investment income--net                      (.35)          (.35)          (.37)          (.33)          (.37)
                                                          -----------    -----------    -----------    -----------    -----------
Net asset value, end of year                              $      5.13    $      5.12    $      5.05    $      5.15    $      4.92
                                                          ===========    ===========    ===========    ===========    ===========

Total Investment Return*

Based on net asset value per share                              7.07%          8.42%          5.38%      11.72%+++         31.38%
                                                          ===========    ===========    ===========    ===========    ===========

Ratios to Average Net Assets

Expenses                                                        1.50%          1.48%          1.43%          1.46%          1.44%
                                                          ===========    ===========    ===========    ===========    ===========
Investment income--net                                          6.66%          6.70%          7.00%          6.53%          7.88%
                                                          ===========    ===========    ===========    ===========    ===========

Supplemental Data

Net assets, end of year (in thousands)                    $   240,270    $   274,416    $   220,443    $   191,203    $   177,568
                                                          ===========    ===========    ===========    ===========    ===========
Portfolio turnover                                                80%            77%            67%           103%           107%
                                                          ===========    ===========    ===========    ===========    ===========

      * Total investment returns exclude the effects of sales charges.

     ** Includes a redemption fee, which is less than $.01 per share.

     ++ Based on average shares outstanding.

    +++ Fund Asset Management, L.P. (an affiliate) reimbursed the Fund in connection with the write-off of an uncollectible interest receivable amount. The reimbursement had no impact on total investment return.

        See Notes to Financial Statements.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2007



Notes to Financial Statements


1.  Significant Accounting Policies:
BlackRock High Income Fund (the "Fund"), a series of BlackRock Bond Fund, Inc. (the "Bond Fund"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Investor A Shares are sold with a front-end sales charge. Shares of Investor B, Investor C and Investor C1 may be subject to a contingent deferred sales charge. Institutional Shares are sold only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Investor C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. As of October 2, 2006, floating rate loan interests are valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Previously, floating rate loan interests were valued at the mean between the last available bid and asked prices as obtained from the same pricing source. This change had no significant effect on the valuation of these loans. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Bond Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Bond Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Bond Fund.

Equity securities that are held by the Fund, which are traded on stock exchanges or the NASDAQ Global Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Bond Fund. Long positions traded in the OTC market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Bond Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Bond Fund's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Bond Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract. The counterparty for certain securities may pledge cash or securities as collateral.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2007



Notes to Financial Statements (continued)


* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return gene-rated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income--Security trans-actions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities. The Fund earns facility and other fees on loan participation interests. Other fees earned include amendment, consent and prepayment fees.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Expenses--Certain expenses have been allocated to the individual funds in the Bond Fund on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Bond Fund.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2007



Notes to Financial Statements (continued)


(j) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest received on the security sold short.

(k) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $74,968,568 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses, and $818,910 has been reclassified between accumulated net realized capital losses and undistributed net investment income as a result of permanent differences attributable to the expiration of capital loss carryforwards, foreign currency transactions, and amortization methods on fixed income securities. These reclassifications have no effect on net assets or net asset values per share.

(l) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on each of the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, FASB Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.


2. Investment Advisory Agreement and Transactions with Affiliates:
Bond Fund, on behalf of the Fund, has entered into an Investment Advisory Agreement with the Manager. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee with respect to the Fund based upon the aggregate average daily value of the net assets of the Fund and Master Total Return Portfolio of Master Bond LLC ("Master Portfolio") at the following annual rates: .55% of the Fund's average daily net assets not exceeding $250 million; .50% of average daily net assets in excess of $250 million but not exceeding $500 million; .45% of average daily net assets in excess of $500 million but not exceeding
$750 million; and .40% of average daily net assets in excess of $750 million. For the year ended September 30, 2007, the aggregate average daily net assets of the Fund and Master Bond Portfolio, was approximately $4,786,830,000.

In addition, the Manager has entered into a sub-advisory agreement with BlackRock Financial Management, Inc., an affiliate of the Manager, under which the Manager pays the sub-adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2007



Notes to Financial Statements (continued)


Pursuant to the Distribution Plans adopted by the Bond Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Bond Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:


                              Service           Distribution
                                  Fee                    Fee

Investor A                       .25%                     --
Investor B                       .25%                   .50%
Investor C                       .25%                   .75%
Investor C1                      .25%                   .55%


Pursuant to sub-agreements with each Distributor, broker dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and each Distributor provide shareholder servicing and distribution services to the Fund. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing shareholder services to Investor A, Investor B, Investor C and Investor C1 shareholders. The ongoing distribution fee compensates the Distributor and the broker-dealer for providing shareholder servicing and distribution-related services to Investor B, Investor C and Investor C1 shareholders.

For the year ended September 30, 2007, FAMD and BDI earned underwriting discounts and direct commissions and MLPF&S and BDI earned dealer concessions on sales of the Fund's Investor A Shares which totaled $563,073.

For the year ended September 30, 2007, affiliates received contingent deferred sales charges of $126,297, $23,294 and $24,748 relating to transactions in Investor B, Investor C and Investor C1 Shares respectively. Furthermore, affiliates received contingent deferred sales charges of $1,692 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the year ended September 30, 2007, the following amounts have been accrued by the Fund to reimburse BlackRock for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.


                                                 Call Center
                                                        Fees

Institutional                                        $ 6,828
Investor A                                           $19,374
Investor B                                           $ 9,209
Investor C                                           $   957
Investor C1                                          $ 6,962


The Bond Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S, or its affiliates. Pursuant to that order, the Bond Fund has retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended September 30, 2007, BIM received $3,413 in security lending agent fees.

For the year ended September 30, 2007, the Fund reimbursed the Manager $27,390 for certain accounting services.

PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

Certain officers and/or directors of the Bond Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales of investments (including paydowns), excluding short-term securities, for the year ended September 30, 2007 were $1,100,167,206 and $1,111,326,336, respectively.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $43,366,332 and $53,634,271 for the years ended September 30, 2007 and September 30, 2006, respectively.

Transactions in capital shares for each class were as follows:


Institutional Shares for the Year                                  Dollar
Ended September 30, 2007                        Shares             Amount

Shares sold                                  8,673,091    $    45,519,325
Shares issued to shareholders in
   reinvestment of dividends.                3,803,831         19,832,811
                                       ---------------    ---------------
Total issued                                12,476,922         65,352,136
Shares redeemed                           (12,893,307)       (67,326,087)
                                       ---------------    ---------------
Net decrease                                 (416,385)    $   (1,973,951)
                                       ===============    ===============



Institutional Shares for the Year                                  Dollar
Ended September 30, 2006                        Shares             Amount

Shares sold                                  8,233,396     $   41,762,077
Shares issued to shareholders in
   reinvestment of dividends                 2,367,622         11,981,647
                                       ---------------    ---------------
Total issued                                10,601,018         53,743,724
Shares redeemed                           (12,951,824)       (65,497,951)
                                       ---------------    ---------------
Net decrease                               (2,350,806)    $  (11,754,227)
                                       ===============    ===============



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2007



Notes to Financial Statements (continued)


Investor A Shares for the Year                                     Dollar
Ended September 30, 2007                        Shares             Amount

Shares sold                                 31,571,507    $   164,860,544
Shares issued to shareholders in
   reinvestment of dividends.                5,420,701         28,266,616
                                       ---------------    ---------------
Total issued                                36,992,208        193,127,160
Shares redeemed                           (26,049,504)      (136,317,588)
                                       ---------------    ---------------
Net increase                                10,942,704    $    56,809,572
                                       ===============    ===============



Investor A Shares for the Year                                     Dollar
Ended September 30, 2006                        Shares             Amount

Shares sold                                 15,602,097    $    79,184,831
Automatic conversion of shares              15,228,380         77,117,870
Shares issued to shareholders in
   reinvestment of dividends                 4,316,720         21,864,061
                                       ---------------    ---------------
Total issued                                35,147,197        178,166,762
Shares redeemed                           (24,093,934)      (122,019,251)
                                       ---------------    ---------------
Net increase                                11,053,263    $    56,147,511
                                       ===============    ===============



Investor B Shares for the Year                                     Dollar
Ended September 30, 2007                        Shares             Amount

Shares sold                                  1,639,853    $     8,588,561
Shares issued to shareholders in
   reinvestment of dividends                 1,474,310          7,703,215
                                       ---------------    ---------------
Total issued                                 3,114,163         16,291,776
Shares redeemed                           (28,939,840)      (151,179,206)
                                       ---------------    ---------------
Net decrease                              (25,825,677)    $ (134,887,430)
                                       ===============    ===============



Investor B Shares for the Year                                     Dollar
Ended September 30, 2006                        Shares             Amount

Shares sold                                  3,863,778    $    19,599,779
Shares issued to shareholders in
   reinvestment of dividends                 2,213,073         11,196,952
                                       ---------------    ---------------
Total issued                                 6,076,851         30,796,731
                                       ---------------    ---------------
Automatic conversion of shares            (15,228,380)       (77,117,870)
Shares redeemed                           (20,167,524)      (102,089,045)
                                       ---------------    ---------------
Total redeemed                            (35,395,904)      (179,206,915)
                                       ---------------    ---------------
Net decrease                              (29,319,053)    $ (148,410,184)
                                       ===============    ===============



Investor C Shares for the
Period October 2, 2006++ to                                        Dollar
September 30, 2007                              Shares             Amount

Shares sold                                 14,341,441    $    75,017,650
Shares issued to shareholders in
   reinvestment of dividends.                  372,240          1,935,309
                                       ---------------    ---------------
Total issued                                14,713,681         76,952,959
Shares redeemed                            (1,045,434)        (5,447,255)
                                       ---------------    ---------------
Net increase                                13,668,247    $    71,505,704
                                       ===============    ===============

 ++ Commencement of operations.



Investor C1 Shares for the Year                                    Dollar
Ended September 30, 2007                        Shares             Amount

Shares sold                                    145,562    $       763,059
Shares issued to shareholders in
reinvestment of dividends                    2,561,511         13,375,919
                                       ---------------    ---------------
Total issued                                 2,707,073         14,138,978
Shares redeemed                            (9,390,114)       (48,959,205)
                                       ---------------    ---------------
Net decrease                               (6,683,041)    $  (34,820,227)
                                       ===============    ===============



Investor C1 Shares for the Year                                    Dollar
Ended September 30, 2006                        Shares             Amount

Shares sold                                 17,598,060    $    89,312,546
Shares issued to shareholders in
   reinvestment of dividends                 2,277,466         11,541,584
                                       ---------------    ---------------
Total issued                                19,875,526        100,854,130
Shares redeemed                            (9,960,233)       (50,471,501)
                                       ---------------    ---------------
Net increase                                 9,915,293    $    50,382,629
                                       ===============    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended September 30, 2007.


6. Commitments:
At September 30, 2007, the Fund had entered into a foreign exchange contract, under which it had agreed to purchase foreign currency with an approximate value of $1,619,000.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2007



Notes to Financial Statements (concluded)


7. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended September 30, 2007 and September 30, 2006 was as follows:



                                           9/30/2007            9/30/2006

Distributions paid from:
  Ordinary income                      $   103,310,402    $   102,537,133
                                       ---------------    ---------------
Total taxable distributions            $   103,310,402    $   102,537,133
                                       ===============    ===============


As of September 30, 2007, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income - net                     $      23,042,782
Undistributed long-term capital gains-net                              --
                                                        -----------------
Total undistributed earnings - net                             23,042,782
Capital loss carryforward                                (1,929,534,429)*
Unrealized losses-net                                     (103,194,162)**
                                                        -----------------
Total accumulated losses - net                          $ (2,009,685,809)
                                                        =================


* On September 30, 2007, the Fund had a net capital loss carryforward of $1,929,534,429 of which $60,400,417 expires in 2008, $387,766,347 expires in 2009, $187,386,138 expires in 2010, $684,131,730 expires in 2011,
   $458,613,508 expires in 2012, $8,631,903 expires in 2013, $59,615,799 expires in 2014 and $82,988,587 expires in 2015. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, the deferral of post-October capital losses for tax purposes and the accounting for swap agreements.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2007



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of BlackRock Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock High Income Fund, one of the portfolios constituting BlackRock Bond Fund, Inc. (the "Fund"), as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock High Income Fund of BlackRock Bond Fund, Inc. as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
November 28, 2007



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2007



Proxy Results


During the six-month period ended September 30, 2007, the shareholders of BlackRock High Income Fund of BlackRock Bond Fund, Inc. voted on the following proposal, which was approved at a special shareholders' meeting on September 7, 2007. This proposal was part of the reorganization of the Fund's Board of Directors to take effect on or about November 1, 2007. A description of the proposal and number of shares voted are as follows:


                                                                                    Shares Voted        Shares Withheld
                                                                                        For               From Voting
To elect the Fund's Board of Directors:      James H. Bodurtha                      240,657,818            8,627,220
                                             Bruce R. Bond                          240,623,790            8,661,248
                                             Donald W. Burton                       240,622,603            8,662,434
                                             Richard S. Davis                       240,602,892            8,682,146
                                             Stuart E. Eizenstat                    240,473,708            8,811,329
                                             Laurence D. Fink                       240,627,599            8,657,439
                                             Kenneth A. Froot                       240,620,371            8,664,667
                                             Henry Gabbay                           240,573,808            8,711,230
                                             Robert M. Hernandez                    240,561,375            8,723,663
                                             John F. O'Brien                        240,521,912            8,763,125
                                             Roberta Cooper Ramo                    240,573,319            8,711,719
                                             Jean Margo Reid                        240,646,408            8,638,630
                                             David H. Walsh                         240,550,136            8,734,901
                                             Fred G. Weiss                          240,588,549            8,696,489
                                             Richard R. West                        240,567,088            8,717,950



Portfolio Summary as of September 30, 2007


                                               Percent of
Quality Ratings by                             Long-Term
S&P/Moody's*                                  Investments

BBB/Baa                                            2.1%
BB/Ba                                             20.5
B/B                                               45.3
CCC/Caa                                           17.2
NR (Not Rated)                                     3.0
Other**                                           11.9

 * Using the higher of S&P's or Moody's ratings.

** Includes portfolio holdings in common stocks, preferred stocks, warrants and other interests.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2007



Important Tax Information


The following information is provided with respect to the ordinary income distributions paid by BlackRock High Income Fund of BlackRock Bond Fund, Inc. for the fiscal year ended September 30, 2007:



Interest-Related Dividends for Non-U.S. Residents

Month Paid:    October 2006 - November 2006                         73.21%*
               December 2006                                        77.03%*
               January 2007 - September 2007                        82.24%*

* Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2007


Officers and Directors as of September 30, 2007

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in
                        Position(s)  Length of                                                   Fund Complex   Other Public
Name, Address           Held with    Time                                                        Overseen by    Directorships
and Year of Birth       Fund         Served     Principal Occupation(s) During Past 5 Years      Director       Held by Director
Interested Director


Robert C. Doll, Jr.*    Fund         2005 to    Vice Chairman and Director of BlackRock, Inc.,   121 Funds      None
P.O. Box 9011           President    2007       Global Chief Investment Officer for Equities,    161 Portfolios
Princeton, NJ           and                     Chairman of the BlackRock Retail Operating
08543-9011              Director                Committee, and member of the BlackRock Executive
1954                                            Committee since 2006; President of the funds
                                                advised by Merrill Lynch Investment Managers, L.P.
                                                ("MLIM") and its affiliates ("MLIM/FAM-advised
                                                funds") from 2005 to 2006 and Chief Investment
                                                Officer thereof from 2001 to 2006; President of
                                                MLIM and Fund Asset Management, L.P. ("FAM") from
                                                2001 to 2006; Co-Head (Americas Region) thereof
                                                from 2000 to 2001 and Senior Vice President from
                                                1999 to 2001; President and Director of Princeton
                                                Services, Inc. ("Princeton Services") and President
                                                of Princeton Administrators, L.P. ("Princeton
                                                Administrators") from 2001 to 2006; Chief Investment
                                                Officer of OppenheimerFunds, Inc. in 1999 and Executive
                                                Vice President thereof from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as defined in the
   Investment Company Act, of the Fund based on his positions with BlackRock, Inc.
   and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.



Independent Directors*


Ronald W. Forbes**      Director     1981 to    Professor Emeritus of Finance, School of         46 Funds       None
P.O. Box 9095                        2007       Business, State University of New York at        48 Portfolios
Princeton, NJ                                   Albany since 2000 and Professor thereof
08543-9095                                      from 1989 to 2000; International Consultant,
1940                                            Urban Institute, Washington, D.C. from 1995
                                                to 1999.


Cynthia A. Montgomery   Director     1994 to    Professor, Harvard Business School since 1989;   46 Funds       Newell
P.O. Box 9095                        2007       Associate Professor, J.L. Kellogg Graduate       48 Portfolios  Rubbermaid, Inc.
Princeton, NJ                                   School of Management, Northwestern University                   (manufacturing)
08543-9095                                      from 1985 to 1989; Associate Professor, Graduate
1952                                            School of Business Administration, University
                                                of Michigan from 1979 to 1985; Director, Harvard
                                                Business School Publishing since 2005; Director,
                                                McLean Hospital since 2005.


Jean Margo Reid         Director     2004 to    Self-employed consultant since 2001; Counsel     46 Funds       None
P.O. Box 9095                        present    of Alliance Capital Management (investment       48 Portfolios
Princeton, NJ                                   adviser) in 2000; General Counsel, Director
08543-9095                                      and Secretary of Sanford C. Bernstein & Co.,
1945                                            Inc. (investment adviser/broker-dealer) from
                                                1997 to 2000; Secretary, Sanford C. Bernstein
                                                Fund, Inc. from 1994 to 2000; Director and
                                                Secretary of SCB, Inc. since 1998; Director
                                                and Secretary of SCB Partners, Inc. since 2000;
                                                and Director of Covenant House from 2001 to 2004.


Roscoe S. Suddarth      Director     2000 to    President, Middle East Institute, from 1995      46 Funds       None
P.O. Box 9095                        2007       to 2001; Foreign Service Officer, United States  48 Portfolios
Princeton, NJ                                   Foreign Service, from 1961 to 1995 and Career
08543-9095                                      Minister from 1989 to 1995; Deputy Inspector
1935                                            General, U.S. Department of State, from 1991
                                                to 1994; U.S. Ambassador to the Hashemite
                                                Kingdom of Jordan from 1987 to 1990.


Richard R. West         Director     1980 to    Professor of Finance from 1984 to 1995, Dean     46 Funds       Bowne & Co., Inc.
P.O. Box 9095                        present    from 1984 to 1993 and since 1995 Dean Emeritus   48 Portfolios  (financial
Princeton, NJ                                   of New York University's Leonard N. Stern                       printers);
08543-9095                                      School of Business Administration.                              Vornado Realty
1938                                                                                                            Trust (real
                                                                                                                estate company );
                                                                                                                Alexander's, Inc.
                                                                                                                (real estate
                                                                                                                company)


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board of Directors and the Audit Committee.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2007


Officers and Directors (concluded)


                        Position(s)  Length of
Name, Address           Held with    Time
and Year of Birth       Fund         Served     Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1993 to    Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill
P.O. Box 9011           President    2007 and   Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P.
Princeton, NJ           and          1999 to    ("FAM") in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and
08543-9011              Treasurer    2007       Treasurer thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990
1960                                            to 1997.


Karen Clark             Chief        2007       Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain
P.O. Box 9011           Compliance              BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to
Princeton, NJ           Officer                 2007; Principal and Senior Compliance Officer, State Street Global Advisors,
08543-9011                                      from 2001 to 2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998
1965                                            to 2001; and Branch Chief, Division of Investment Management and Office of
                                                Compliance Inspections and Examinations, U.S. Securities and Exchange
                                                Commission, from 1993 to 1998.


Howard Surloff          Secretary    2007 to    Managing Director of BlackRock Inc. and  General Counsel of U.S. Funds at
P.O. Box 9011                        present    BlackRock, Inc since 2006. General Counsel (U.S.) of Goldman Sachs Asset
Princeton, NJ                                   Management from 1993 to 2006.
08543-9011
1965


 * Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
PFPC Inc.
Wilmington, DE 19809



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2007



BlackRock Fund Information


BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


Availability of Additional Information


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Select "eDelivery" under the "More Information" section

3) Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2007



Availability of Additional Information (concluded)


Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.


Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by the Fund's previous manager during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.


Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.



Shareholder Privileges


Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.


Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.


Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.


Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2007



A World-Class Mutual Fund Family


BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio*
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock Technology Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund


Fixed Income Funds

BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund


Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund


Target Risk & Target Date Funds

BlackRock Prepared Portfolios
  Conservative Prepared Portfolio
  Moderate Prepared Portfolio
  Growth Prepared Portfolio
  Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
  Prepared Portfolio 2010
  Prepared Portfolio 2015
  Prepared Portfolio 2020
  Prepared Portfolio 2025
  Prepared Portfolio 2030
  Prepared Portfolio 2035
  Prepared Portfolio 2040
  Prepared Portfolio 2045
  Prepared Portfolio 2050

 * See the prospectus for information on specific limitations on investments in the fund.

++ Mixed asset fund.


BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2007


Item 2 - Code of Ethics - The registrant (or the "Fund") has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

           Ronald W. Forbes (term ended, effective November 1, 2007) Robert M. Hernandez (term began, effective November 1, 2007) Fred G. Weiss (term began, effective November 1, 2007)
           Richard R. West
           Edward D. Zinbarg (retired as of December 31, 2006)

           Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 -   Principal Accountant Fees and Services


                      (a) Audit Fees       (b) Audit-Related Fees (1)        (c) Tax Fees (2)       (d) All Other Fees (3)

                  Current      Previous       Current      Previous       Current      Previous      Current       Previous
                Fiscal Year  Fiscal Year    Fiscal Year  Fiscal Year    Fiscal Year  Fiscal Year   Fiscal Year   Fiscal Year
Entity Name         End          End            End          End            End          End           End           End
BlackRock High
Income Fund of    $41,200      $41,200           $0           $0           $6,100       $6,000        $1,042          $0
BlackRock Bond
Fund, Inc.

(1) The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

(2) The nature of the services include tax compliance, tax advice and tax planning.

(3) The nature of the services include a review of compliance procedures and attestation thereto.

           (e)(1) Audit Committee Pre-Approval Policies and Procedures:
                 The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are
           a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C)of Rule 2-01 of Regulation S-X.

           (f) Not Applicable

           (g) Affiliates' Aggregate Non-Audit Fees:


                                          Current          Previous
                                        Fiscal Year      Fiscal Year
            Entity Name                      End              End

            BlackRock High Income
            Fund of BlackRock
            Bond Fund, Inc.              $291,642        $3,056,250

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
           (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $284,500, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock High Income Fund of BlackRock Bond Fund, Inc.


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Executive Officer (principal executive officer) of
       BlackRock High Income Fund of BlackRock Bond Fund, Inc.


Date: November 20, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Executive Officer (principal executive officer) of
       BlackRock High Income Fund of BlackRock Bond Fund, Inc.


Date: November 20, 2007


By:    /s/ Neal J. Andrews
       -------------------
       Neal J. Andrews,
       Chief Financial Officer (principal financial officer) of
       BlackRock High Income Fund of BlackRock Bond Fund, Inc.


Date: November 20, 2007